UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2007

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,”  “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to the factors and risks detailed in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 and other reports filed by us with the Securities and Exchange Commission.  Except as required by applicable laws, we undertake no obligation to update publicly and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01	Other Events

On October 30, 2007, ULURU Inc. (the “Company”) issued a press release announcing the commencement of a voluntary Odd-Lot Buy Back Offer whereby the Company will offer to purchase shares from shareholders who own less than 100 shares of common stock.  The Company will pay all costs associated with the Odd-Lot Buy Back Offer.

The Company intends to mail the Odd-Lot Buy Back Offer materials to eligible shareholders on or about November 1, 2007.  The Company will manage and administer the Odd-Lot Buy Back Offer, allowing shareholders to sell shares in accordance with the terms of the program, along with Continental Stock Transfer & Trust Company who will act as the Paying Agent.

The Company will pay a per share price equal to the average of the closing market prices of the shares as reported by the American Stock Exchange during the period this voluntary program is in effect.  The Odd-Lot Buy Back Offer will run from November 1, 2007 through December 14, 2007.  Holders of fewer than 100 shares who elect to accept the offer must sell all of the shares owned by them.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: October 30, 2007	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 30, 2007